UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) – September 30, 2011

VUZIX CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-53846	04-3392453
(Commission File Number)	(IRS Employer Identification No.)

75 Town Centre Drive, Rochester, New York 14623
(Address of principal executive offices)(Zipcode)

(585) 359-5900
 (Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.0. Triggering Events That Accelerate or Increase Direct Financial Obligations.

The Registrant has determined that it has in default under two loan agreements: \

Senior Loan Agreement

On December 23, 2010, the Company entered into a Convertible, Senior Secured Term loan in the principal amount of $4,000,000 (the "Senior Loan") with LC Capital Master Fund Ltd.  Under this agreement, the lender has a first priority security interest on the Registrant’s intellectual property and a second priority security interest on all of the Registrant’s other assets.  A copy of the loan agreement was filed as an Exhibit to a Report on Form 8-K filed by Registrant on December 30, 2010.

As of September 30, 2011 the outstanding loan balance plus accrued interest was $4,367,200.

The Senior Loan agreement contains certain covenants, including a covenant requiring the Company to meet quarterly EBITDA targets. Registrant was not in compliance with this covenant as of the end of its fiscal quarter ended September 30, 2011.  If the lender does not grant a waiver with respect to this covenant default or forbear its right to foreclose upon its collateral, the lender may accelerate payment of all amounts due it and enforce its remedies to sell its collateral.

Revolving Loan Agreement

On March 21, 1011 the Registrant entered into a Loan and Security Agreement with Bridge Bank National Association.   A copy of the loan agreement was filed as an Exhibit to a Report on Form 8-K filed by Registrant on March 25, 2011.  Pursuant to that Agreement, that bank provided Registrant with a revolving loan credit facility of up to $2,0000,000, with the amount available to Registrant being based upon an accounts receivable formula. The Bank has been granted a first position security interest in all of Company’s current assets, with the exception of Intellectual Property in which its position is second to the lien of the holder of the Senior Loan described above.  All other secured debt is subordinate to the Bank facility.

As of September 30, 2011 the outstanding loan balance was $452,081.

The loan agreement requires Registrant to maintain asset certain coverage and to maintain quarterly earnings before interest, taxes, depreciation, and amortization (EBITDA) losses and non-cash compensation or expense, measured monthly on a trailing 90 day basis, of not less than minus $(150,000).  Registrant was not in compliance with its EBITDA covenant as of the end of its fiscal quarter ended September 30, 2011.  If the Bank does not grant a waiver with respect to this covenant default or forbear its right to foreclose upon its collateral, the lender may accelerate payment of all amounts due it and enforce its remedies to sell its collateral.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: Nov 14, 2011	VUZIX CORPORATION

	By:	/s/ Paul J. Travers
Paul J. Travers President and Chief Executive Officer